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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date to Report (Date of earliest event reported) August 10, 1998 (July 31, 1998)
                                                 -------------------------------


                          GENERAL BINDING CORPORATION
             (Exact name of registrant as specified in its charter)

     Delaware                  0-2604                 36-0887470
     --------                  ------                 ----------
  (State or other            (Commission              (IRS Employer
   jurisdiction of            File  Number)            Identification No.)
   incorporation)


                  One GBC Plaza
               Northbrook, Illinois                       60062
               --------------------                       -----
     (Address of principal executive offices)            (Zip Code)


Registrants's telephone number, including area code (847) 272-3700
                                                    --------------
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                            Form 8-K Current Report
                         For the Month of August, 1998
                         -----------------------------




Item 5.   Other Events.

       On July 31, 1998 the Registrant issued a Press Release reporting its unaudited 1998 quarter ending June 30, 1998 results, a copy of which is attached hereto as an Exhibit and is incorporated herein by reference.

Item 7.   Exhibits

       1.      Press Release of July 31, 1998.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under signed thereunto duly authorized.

                                             General Binding Corporation
                                             ---------------------------
                                                    (Registrant)


Date:  August 10, 1998
                                             /s/ Steven Rubin
                                             ----------------------------
                                             Steven Rubin,
                                             Vice President, Secretary
                                             and General Counsel